UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

INTEGRATED VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55681	82-1725385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 Buck Road, Suite 2, Huntingdon Valley, PA	19006
(Address of principal executive offices)	(Zip Code)

(215) 613-1111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 17, 2023, Integrated Ventures, Inc. (the “Company”) received from the Secretary of State of the State of Nevada the filed Certificate of Change Pursuant to NRS 78.209 , which effected a 1-for-125 reverse stock split (the “Reverse Stock Split”) and reduction in the number of shares of  Common Stock that the Company is authorized to issue at the same ratio, with such number of authorized shares of Common Stock reduced from 750 million to 6 million (the “Certificate of Change”).

The Company subsequently filed a Certificate of Correction (the “Certificate of Correction”) to the Certificate of Change to correct an inaccurate reference to the change in the number of shares of Series A Preferred Stock and Series B Preferred Stock, when only the number of shares of Common Stock was to be changed pursuant to the Certificate of Change.

The Financial Industry Regulatory Authority (FINRA) has effected the Reverse Stock Split in the marketplace on April 21, 2023.

The foregoing descriptions of the Certificate of Change and Certificate of Correction do not purport to be complete and are qualified in their entirety by reference to the full texts of such documents, which are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item. 8.01 Other Items

Item 5.03 is hereby incorporated by reference.

Effective April 21, 2023, as a result of the Reverse Stock Split, each 125 shares of the Company’s common stock outstanding automatically converted into one share of common stock. No fractional shares will be issued in connection with the Reverse Split. Instead, any fractional share resulting from the Reverse Split will be rounded up to the next largest whole share.

The Company’s shares will continue to trade on the OTC Marketplace under the symbol “INTV” with the letter “D” added to the end of the trading symbol for a period of 20 trading days to indicate that the Reverse Stock Split has occurred.

The Reverse Stock Split has no impact on shareholders’ proportionate equity interests or voting rights in the Company or the par value of the Company’s common stock, which remains unchanged.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 3.1	Certificate of Change Pursuant to NRS 78.209
Exhibit 3.2	Certificate of Correction to the Certificate of Change
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Ventures, Inc.

Dated: April 21, 2023	By:	/s/ Steve Rubakh
	Name:	Steve Rubakh
	Title:	Chief Executive Officer

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